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                                                                   Exhibit 10.26

                                                                       EXHIBIT A





                                 PROMISSORY NOTE


                                                              ___________, 2000

         FOR VALUE RECEIVED, the undersigned, PRIMUS TELECOMMUNICATIONS, INC., a
Delaware corporation (the "BORROWER" ), hereby unconditionally promises to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation
(the "LENDER"), at its office at 10 Riverview Drive, Danbury, Connecticut 06810, or at such other place as the holder of this Promissory Note may from time to time designate in writing to Borrower, in lawful money of the United States of America and in immediately available funds, ___________, or, if less, the aggregate unpaid principal amount of all "Loans" (as defined in the Loan and Security Agreement referred to below) made to Borrower pursuant to SECTION 2 of the Loan Agreement (as hereinafter defined), together with interest on the principal balance remaining from time to time unpaid at the rates referred to below from the date such principal is advanced until payment in full thereof.

         This Promissory Note is referred to in and was executed and delivered pursuant to SECTION 3 of that certain Loan and Security Agreement dated as of ____________________ between the Borrower and the Lender (as amended, restated, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT") to which reference is hereby made for a statement of the terms and conditions under which the Loans evidenced hereby are being made and are to be repaid. All terms which are capitalized and used herein (which are not otherwise specifically defined herein) and which are defined in the Loan Agreement shall be used in this Promissory Note as defined in the Loan Agreement.

         The principal indebtedness evidenced hereby shall be payable as set forth in the Loan Agreement. The principal amount hereof may be prepaid only in accordance with the terms of the Loan Agreement.

         The Borrower further promises to pay interest on the outstanding unpaid principal amount of each Loan which remains unpaid from the date such Loan was made until payment in full at the applicable rates described in the Loan
Agreement.

         If payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday, under the laws of the State of New York, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon during such extension at the rate specified above. Checks, drafts or similar items of payment received by the Lender shall not constitute payment, but credit therefor shall, solely for the purpose of computing interest earned by the Lender, be given on the date the same is honored by the Lender's depository bank and final settlement thereof is reflected by irrevocable credit to the Lender's account in such bank. In no contingency or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto.
In the event that such a court determines that the Lender has received interest hereunder in excess of

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the highest rate applicable hereto, the Lender shall promptly apply such excess in accordance with the provisions of the Loan Agreement.

         The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments of the principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         Except as otherwise agreed in the Loan Agreement, payments received by the Lender from the Borrower on this Promissory Note shall be applied first to the payment of interest which is due and payable and only thereafter to the outstanding principal balance.

         Presentment, protest and notice of nonpayment are hereby waived by the Borrower.

         This Promissory Note shall be interpreted and the rights and liabilities of the parties hereto determined in according with the internal laws
(as opposed to conflicts of law provisions) and decisions of the State of New
York. Whenever possible each provision of this Promissory Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Promissory Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Promissory Note. Whenever in this Promissory
Note reference is made to the Lender or Borrower, such reference is made to include, as applicable, a reference to their respective successors and assigns.
The provisions of this Promissory Note shall be binding upon and inure to the benefit of said successors and assigns. The Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Borrower.




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                                          PRIMUS TELECOMMUNICATIONS, INC.

                                          By:
                                            ----------------------------------
                                          Name:
                                          Title:











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                          Schedule A to Promissory Note

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               Principal Amount of                           Payment of           Payment of
    Date       Loan                       Interest Rate      Principal            Interest           Notation By
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




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